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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

RMR Real Estate Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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RMR REAL ESTATE INCOME FUND

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

May 24, 2018

Dear Shareholder:

        You are cordially invited to attend a special meeting (the "Meeting") of shareholders of the RMR Real Estate Income Fund, a Maryland statutory trust (the "Fund"), to be held on Wednesday, July 11, 2018 at 9:30 a.m. at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, to consider and vote on the Fund's investment advisory agreement with its advisor as more fully described in the accompanying proxy statement.

        RMR Advisors LLC (the "Advisor"), a wholly owned subsidiary of The RMR Group LLC ("RMR LLC"), has acted as the Fund's investment adviser since the Fund, and its predecessor funds, commenced operations. RMR LLC is a majority owned subsidiary of The RMR Group Inc. and ABP Trust is the controlling shareholder of The RMR Group Inc. Mr. Barry M. Portnoy, prior to his death on February 25, 2018, owned a majority of the beneficial interests in ABP Trust and, jointly with Mr. Adam Portnoy, who was the other owner of ABP Trust, controlled the Advisor. Mr. Barry Portnoy's death resulted in an "assignment" of the investment advisory agreement between the Fund and the Advisor (the "Prior Agreement"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), and therefore an automatic termination of the Prior Agreement in accordance with its terms and the provisions of the 1940 Act. To facilitate an uninterrupted investment program, the Board, including each of the Independent Trustees, approved an interim investment advisory agreement between the Fund and the Advisor (the "Interim Agreement"). The Interim Agreement became effective as of February 25, 2018, and will continue in effect for a maximum period of 150 days from its effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive positions of the SEC or the Staff of the SEC. This 150 day period expires on July 25, 2018. The Interim Agreement is substantially identical to the Prior Agreement.

        On April 25, 2018, the Board of Trustees of the Fund (the "Board," the members of which are referred to as "Trustees"), including all of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) (the "Independent Trustees"), approved a new Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is substantially identical to the Prior Agreement and the Interim Agreement, including in respect of the compensation to be paid to the Advisor. The Advisory Agreement will become effective upon its approval by the Fund's shareholders and will remain in effect for two years unless terminated sooner. Thereafter, if not terminated, the Advisory Agreement will be subject to annual approval by the Board, including the Independent Trustees. In approving the Advisory Agreement, the Board, among other things, considered the Fund's historical experience with the Advisor and that the same persons who have historically managed the Fund's day to day portfolio operations will continue to do so.

        The 1940 Act requires that investment advisory agreements, including the Advisory Agreement, be approved by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Therefore, at the Meeting, shareholders of the Fund will be asked to vote: (1) to approve the Advisory Agreement, and (2) to transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

        The Trustees recommend that you vote "FOR" the approval of the Advisory Agreement.    However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

        Whether or not you plan to attend the Meeting, your vote is important.    Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage paid return envelope.

        Please call the firm assisting the Fund in the solicitation of proxies, Morrow Sodali LLC ("Morrow Sodali"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Morrow Sodali, collect, at 203-658-9400. Other shareholders may call Morrow Sodali, toll free, at 800-662-5200.

Sincerely yours,
Fernando Diaz
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), please indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your common shares will be voted "FOR" the proposal. If your common shares are held through a broker, you must provide voting instructions to your broker about how to vote your common shares in order for your broker to vote your common shares.

 IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

        While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.

QUESTIONS AND ANSWERS

Q:
WHAT AM I BEING ASKED TO VOTE ON?

A:
RMR Advisors LLC (the "Advisor"), a wholly owned subsidiary of The RMR Group LLC ("RMR LLC"), has acted as the Fund's investment adviser since the Fund, and its predecessor funds, commenced operations. RMR LLC is a majority owned subsidiary of The RMR Group Inc. and ABP Trust is the controlling shareholder of The RMR Group Inc. Mr. Barry M. Portnoy, prior to his death on February 25, 2018, owned a majority of the beneficial interests in ABP Trust and, jointly with Mr. Adam Portnoy, who was the other owner of ABP Trust, controlled the Advisor. Mr. Barry Portnoy's death resulted in an "assignment" of the investment advisory agreement between the Fund and the Advisor (the "Prior Agreement"), as that term is defined in the 1940 Act, and therefore an automatic termination of the Prior Agreement in accordance with its terms and the provisions of the 1940 Act. Mr. Adam Portnoy, a Trustee and portfolio manager of the Fund, now owns a majority of ABP Trust's voting securities and controls the Advisor.

  On April 25, 2018, the Board of Trustees of the Fund (the "Board," the members of which are referred to as "Trustees"), including all of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) (the "Independent Trustees"), approved a new Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is substantially identical to the Prior Agreement, including in respect of the compensation to be paid to the Advisor. The Advisory Agreement will become effective upon its approval by the Fund's shareholders and will remain in effect for two years unless terminated sooner. Thereafter, if not terminated, the Advisory Agreement will be subject to annual approval by the Board, including the Independent Trustees. In approving the Advisory Agreement, the Board, among other things, considered the Fund's historical experience with the Advisor and that the same persons who have historically managed the Fund's day to day portfolio operations will continue to do so.

  To facilitate an uninterrupted investment program, the Board, including each of the Independent Trustees, has also approved an interim investment advisory agreement between the Fund and the Advisor (the "Interim Agreement"). The Interim Agreement became effective as of February 25, 2018, and will continue in effect for a maximum period of 150 days from its effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive positions of the SEC or the Staff of the SEC. This 150 day period expires on July 25, 2018. The Interim Agreement is substantially identical to the Prior Agreement and the Advisory Agreement.

Q:
WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A:
The 1940 Act requires shareholders to approve investment advisory agreements such as the one the Board is submitting for your consideration. The Board, including each of the Independent Trustees, has unanimously approved and determined to submit the Advisory Agreement to the Fund's shareholders for approval. The Advisory Agreement is substantially identical to the Prior Agreement.

Q:
HOW WILL THE ADVISORY AGREEMENT AFFECT ME AS A SHAREHOLDER OF THE FUND?

A:
There will be no change in the cost of, nature of or level of services the Advisor provides to the Fund as a result of the Advisory Agreement.

Q:
ARE ANY PORTFOLIO MANAGEMENT CHANGES EXPECTED?

A:
Mr. Fernando Diaz will continue to serve as the Fund's senior portfolio manager responsible for substantially all of the Fund's day to day operations, research and trading functions. Mr. Diaz is also the President of the Fund and Vice President of the Advisor. Mr. Adam Portnoy will continue to serve as a portfolio manager and to provide strategic guidance to the team. Mr. Mark Kleifges, the Fund's Treasurer and Chief Financial Officer and the Advisor's President and Chief Executive Officer, will continue in those positions and has been appointed as a portfolio manager. Overall, the Advisor does not expect Mr. Barry Portnoy's death to impact the Fund's day to day operations or portfolio management functions.

Q:
HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:
The Board unanimously recommends that shareholders vote "FOR" the approval of the Advisory Agreement.

Q:
WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE ADVISORY AGREEMENT?

A:
In the event the proposed Advisory Agreement is not approved by the Fund's shareholders, the Board will promptly consider other alternatives available to the Fund. These alternatives might include re-proposing the Advisory Agreement for shareholder approval, seeking another investment adviser for the Fund, merging the Fund into another company, or potentially terminating the Fund.

Q:
HOW DO I VOTE/WHO SHOULD I CALL IF I HAVE QUESTIONS?

A:
You may authorize your proxy or vote in person by using one of the following options:

•
By mail:    If you received your proxy card(s) by mail, mark, sign and date the enclosed proxy card and return in the enclosed postage paid envelope;

•
By telephone:    Call the toll free number listed on the front of the enclosed proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 11, 2018 (the "Notice of Internet Availability of Proxy Materials"). Have your control number (located on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card;

•
By Internet:    Log on to the website listed on the front of the enclosed proxy card or Notice of Internet Availability of Proxy Materials. Have your control number (located on the enclosed proxy card or Notice of Internet Availability of Proxy Materials) available for reference. The system will prompt you with instructions on how to vote. Do not mail the paper proxy card; or

•
In person:    You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Any proxies may be revoked at any time before they are exercised at the Meeting by timely filing with the Fund a written notice of revocation, by timely delivering to the Fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending the Meeting and voting in person. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on July 10, 2018. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. Being present in person at the Meeting alone does not revoke a previously executed and returned proxy.

Please call the firm assisting the Fund in the solicitation of proxies, Morrow Sodali LLC ("Morrow Sodali"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Morrow Sodali, collect, at 203-658-9400. Other shareholders may call Morrow Sodali, toll free, at 800-662-5200.

RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the RMR Real Estate Income Fund:

        A special meeting (the "Meeting") of shareholders of the RMR Real Estate Income Fund (the "Fund") will be held on Wednesday, July 11, 2018 at 9:30 a.m., at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 to consider and vote on the Fund's investment advisory agreement with its advisor as more fully described in the accompanying proxy statement.

        The meeting will be held for the following purposes:

  1.
  To approve a new investment advisory agreement between the Fund and RMR Advisors LLC; and

  2.
  To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

        THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

        Shareholders as of the close of business on the record date, May 23, 2018, are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

        The Fund's governing documents do not provide shareholders with dissenters' appraisal rights, and the Fund does not believe that shareholders are entitled to appraisal rights in connection with the approval of the new investment advisory agreement.

        Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. You can now access proxy materials and vote at www.proxyvote.com. You may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to vote via the Internet or by telephone you must have your shareholder identification number which is set forth in the Notice Regarding the Availability of Proxy Materials mailed to you. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to that institution on how to vote your shares. You may also request a paper proxy card to submit your vote by mail. If you attend the Meeting and vote in person, that vote will revoke any proxy you previously submitted. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. Whether or not you plan to attend the Meeting, please read the proxy statement and complete or authorize a proxy for your shares as soon as possible. Your vote is important, no matter how many or how few shares you own.

By order of the Board of Trustees,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
May 24, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 11, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYVOTE.COM

RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

PROXY STATEMENT

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
RMR REAL ESTATE INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, July 11, 2018

        This proxy statement is being furnished in connection with the solicitation by the Board of Trustees (the "Board") of RMR Real Estate Income Fund, a Maryland statutory trust (the "Fund"), of proxies to be voted at a special meeting of shareholders of the Fund to be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, July 11, 2018, at 9:30 a.m. (Eastern time), and at any and all adjournments, postponements or delays thereof (the "Meeting").

        It is expected that the solicitation of proxies will be primarily by mail and telephone. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by RMR Advisors LLC (the "Advisor"), the Fund's investment adviser. The Advisor and its personnel, and personnel of the Advisor's affiliates, as well as the Fund's Trustees and officers, may assist in the solicitation of proxies by telephone, telegraph, facsimile, e-mail or personal interview and will receive no additional compensation in connection therewith. The Fund has retained Morrow Sodali LLC ("Morrow Sodali") to solicit proxies from shareholders, and the Advisor has agreed to bear the costs and expenses of retaining Morrow Sodali. In connection with its services for soliciting proxies, Morrow Sodali is being paid a fee of $15,000 plus certain additional fees for speaking with individual shareholders and is being reimbursed by the Fund for certain out of pocket expenses related to its services. Additionally, the Fund has agreed to indemnify Morrow Sodali from certain liabilities arising out of the Fund's arrangements with Morrow Sodali. As indicated, the Advisor has agreed to bear all of these costs and expenses.

        The following table indicates the proposal in respect of which votes are solicited by this proxy statement and the class of shares solicited for the proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To approve a new investment advisory agreement between the Fund and RMR Advisors LLC.	Common shares and preferred shares of the Fund, voting together as a single class.

        This proxy statement and the related proxy cards are being sent to shareholders on or about May 24, 2018. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Fund at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the Fund's website at www.rmrfunds.com.* Copies of the Fund's annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

        The record date for the Meeting is May 23, 2018 (the "Record Date"). Only shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the

*
The Internet address for the Fund is included several times in this proxy statement as a textual reference only. The information on the website is not incorporated by reference into this proxy statement.

Meeting and any adjournments, postponements or delays thereof. As of the Record Date, the Fund had the following shares outstanding:

Fund	NYSE American Symbol+	Number of Common Shares	Number of Preferred Shares (Series M, T, W, Th and F)
RMR Real Estate Income Fund	RIF	10,202,009	667

+
The common shares of the Fund are listed for trading on the NYSE American LLC (the "NYSE American"). The preferred shares of the Fund are not listed for trading on any national securities exchange.

        The principal executive office of the Fund is located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter at the Meeting shall constitute a quorum for voting on a particular matter or the transaction of business. Common shares and preferred shares of the Fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting.

        The Fund's governing documents do not provide shareholders with dissenters' appraisal rights, and the Fund does not believe that shareholders are entitled to appraisal rights in connection with the approval of the new investment advisory agreement.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions will be counted as shares present for purposes of determining whether a quorum is present at the Meeting. The Fund does not anticipate or expect any broker non-votes, since the Fund's understanding is that brokers will not have discretionary authority to vote on any proposals being presented at the Meeting. Broker non-votes, if any, will not be counted as shares present for quorum purposes. Broker non-votes, if any, and abstentions will have the effect of a vote "AGAINST" Proposal 1.

        Failure of a quorum to be present at the Meeting may cause an adjournment of the Meeting and will subject the Fund to additional proxy solicitation expenses. The Fund's Bylaws expressly authorize the chairperson of the Meeting, subject to the review of the Independent Trustees (as defined below), to adjourn the Meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the Meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the Meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the Meeting determines that adjournment is otherwise in the best interests of the Fund. If the Meeting is adjourned, the time and place of the adjourned meeting will be announced at the Meeting.

        The holders of the outstanding common and preferred shares of the Fund are entitled to one vote per share, and a proportionate vote for each fractional share, with respect to Proposal 1.

        Approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Fund as of the Record Date present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund as of the Record Date. Common shares and preferred shares will vote together as a single class. This voting requirement with respect to Proposal 1 and with respect to the meeting for voting on applicable future actions is referred to herein as a "1940 Act Majority".

        The individuals named as proxies on the proxy cards will vote in accordance with your directions with respect to the Fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted "FOR" Proposal 1. If other matters properly come before the Meeting or any adjournments, postponements or delays thereof, and if discretionary authority to vote with respect thereto has been conferred by the applicable proxy card, the persons named in the proxy card will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are exercised at the Meeting by timely filing with the Fund a written notice of revocation, by timely delivering to the Fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending the Meeting and voting in person. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on July 10, 2018. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Meeting.

        The proposal for the shareholder vote and the recommendations of the Board with respect to Proposal 1 is set forth below.

 PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Introduction

        The Advisor, a wholly owned subsidiary of The RMR Group LLC ("RMR LLC"), has acted as the Fund's investment adviser since the Fund, and its predecessor funds, commenced operations. RMR LLC is a majority owned subsidiary of The RMR Group Inc. and ABP Trust is the controlling shareholder of The RMR Group Inc. Mr. Barry M. Portnoy, prior to his death on February 25, 2018, owned a majority of the beneficial interests in ABP Trust and, jointly with Mr. Adam Portnoy, who was the other owner of ABP Trust, controlled the Advisor. Mr. Barry Portnoy's death resulted in an "assignment" of the investment advisory agreement between the Fund and the Advisor (the "Prior Agreement"), as that term is defined in the 1940 Act, and therefore an automatic termination of the Prior Agreement in accordance with its terms and the provisions of the 1940 Act. Mr. Adam Portnoy, a Trustee and portfolio manager of the Fund, now owns a majority of ABP Trust's voting securities and controls the Advisor.

        The Board has unanimously approved the continued retention of the Advisor. The Board, including all of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) (the "Independent Trustees"), has approved a new investment advisory agreement (the "Advisory Agreement") between the Fund and the Advisor with substantially identical terms as in the Prior Agreement. The Advisory Agreement will become effective upon its approval by the Fund's shareholders and will remain in effect for two years unless terminated sooner. Thereafter, if not terminated, the Advisory Agreement will be subject to annual approval by the Board, including the Independent Trustees. In approving the Advisory Agreement, the Board, among other things, considered the Fund's historical experience with the Advisor and that the same persons who have historically managed the Fund's day to day portfolio operations will continue to do so.

        To facilitate an uninterrupted investment program, the Board, including each of the Independent Trustees, has also approved an interim investment advisory agreement between the Fund and the Advisor (the "Interim Agreement"). The Interim Agreement became effective as of February 25, 2018, and will continue in effect for a maximum period of 150 days from its effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive positions of the SEC or the Staff of the SEC. This 150 day period expires on July 25, 2018. The Interim Agreement is substantially identical to the Prior Agreement and the Advisory Agreement.

1940 Act Requirements

        Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by shareholders. However, Rule 15a-4 under the 1940 Act provides that if a previous investment advisory agreement has been terminated by reason of its assignment, then an investment company's board may approve an interim investment advisory agreement allowing an investment adviser to manage the investment company's portfolio until a 1940 Act Majority of the investment company's shareholders approve a new investment advisory agreement. Under Rule 15a-4, the interim investment advisory agreement may have a term of not more than 150 days following the date on which the previous contract terminated (unless a longer period is approved by the SEC). Approval of the Advisory Agreement by the Fund's shareholders is required to permit the Advisor to continue to provide investment advice to the Fund following the expiration of the 150 day period provided for under the Interim Agreement. Accordingly, the Fund's shareholders are being asked to vote on Proposal 1, the approval of the Advisory Agreement.

        If Proposal 1 is approved by the Fund's shareholders, the Advisory Agreement will become effective upon shareholder approval and will remain in effect for two years. The Advisory Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Board or (b) the vote of a 1940 Act Majority as of the record date for such vote provided that, in either event, the continuance is also approved by a majority of the Fund's Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such approval.

        At a meeting held on April 25, 2018, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and directed that the Advisory Agreement be submitted to the Fund's shareholders for approval at the Meeting. A copy of the form of Advisory Agreement is set forth in Appendix A to this Proxy Statement. In the event the proposed Advisory Agreement is not approved by the Fund's shareholders, the Board will promptly consider other alternatives available to the Fund. These alternatives might include re-proposing the Advisory Agreement for shareholder approval, seeking another investment adviser for the Fund, merging the Fund into another company, or potentially terminating the Fund.

Board Considerations in Approving the Advisory Agreement

        At a meeting held on April 25, 2018, the Board, including each of the Independent Trustees, approved the Advisory Agreement. The Board consists of five trustees, three of whom are Independent Trustees and thus not "interested persons" of the Fund as defined in the 1940 Act. The Fund's other two trustees are Managing Trustees who are "interested persons" of the Fund as defined in the 1940 Act and are affiliated with the Advisor. The Board noted that the Advisory Agreement is, as discussed above, substantially the same as the Prior Agreement. The Board further noted the change in ownership of the Advisor resulting from the "assignment" (as that term is defined in the 1940 Act) of the Prior Agreement, and that the term of the Advisory Agreement would continue for two years from its effective date (whereas the initial two year term of the Prior Agreement had expired and the Prior Agreement was subject to continuing annual renewal, which will be the case for the Advisory Agreement after its initial two year term). As part of its deliberations, the Board recalled and reevaluated its previous considerations in determining to renew the Prior Agreement for an additional one year term at a meeting held on November 13, 2017. At the November 13, 2017 meeting and the April 25, 2018 meeting, the Independent Trustees met separately in executive session outside of the presence of the Managing Trustees and engaged in a discussion of the matters described below, which were also considered by the full Board, and reached the same conclusions as those attributed to the full Board. The Board further noted that, in addition to recalling and considering again the information provided to the Board at the November 13, 2017 meeting, it had considered further relevant information regarding the Fund, the Fund's performance and expenses, the Advisor, the Advisor's personnel and compliance matters discussed and presented at the Board's meetings since the November 13, 2017 meeting. The Board and the Independent Trustees, in considering the approval of the Advisory Agreement, again reached the same conclusions as at the November 13, 2017 meeting, which are reproduced below with additional considerations where relevant.

        The Board considered the nature, extent and quality of services that the Advisor has provided to the Fund and its predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; the level of investment advisory fees to be paid by the Fund, as compared to similar funds; the Advisor's performance history as investment adviser to the Fund; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with the Fund.

        In connection with considering the Fund's performance and expenses relative to other similar funds, the Board was provided with two separate reports: (i) a comparative fee and performance analysis of a peer group of funds chosen by Morningstar, an independent third party service that ranks and provides information about investment companies (the "Morningstar Report"); and (ii) a comparative fee and performance analysis of U.S. real estate closed end funds chosen by the Advisor (the "Advisor Report"). The Morningstar Report compared the Fund to a peer group (the "Morningstar Peer Group") of three other closed end funds chosen pursuant to Morningstar's methodology, as well as to the Fund's Morningstar classification group (the "Morningstar Classification Group"), which is comprised of closed end funds in the Real Estate category that are single funds (non fund of funds) and actively managed. The Advisor Report compared the Fund to a peer group (the "Advisor Peer Group") of five other closed end funds chosen by the Advisor that invest in U.S. real estate securities. The Board recalled its view that the Advisor Peer Group was consistent with the peer group consistently reviewed by the Board at its regular meetings when considering various matters regarding the Fund's performance and other relevant metrics. In evaluating whether to approve the Advisory Agreement, the Board recalled its consideration of both the Morningstar Report and the Advisor Report, and again generally agreed that the Morningstar Report and the Advisor Report contained consistent results. The Board also noted its view that these reports, as supplemented by the updated performance and expense information for the Fund discussed at meetings subsequent to the November 13, 2017 meeting, continued to represent relevant information in considering whether to approve the Advisory Agreement.

        In addition, the Board considered the following matters in determining whether to approve the Advisory Agreement, which had been considered at the Board's November 13, 2017 meeting, as updated and supplemented consistent with the foregoing:

Nature, Extent and Quality of the Services Provided by the Advisor

        The Board considered the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of the Fund and its predecessor funds, noting the Fund's performance relative to the Morningstar Peer Group and the Advisor Peer Group. The Board also considered the Advisor's record of compliance with its own policies and procedures, the Advisor's record of adherence to the Fund's compliance policies and procedures and whether the Fund had operated within its investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management.

        The Board then considered the new ownership structure of the Advisor, recognizing that Mr. Adam Portnoy, a Trustee and portfolio manager of the Fund, now owns a majority of ABP Trust's voting securities and controls the Advisor. In considering these arrangements the Board considered Mr. Adam Portnoy's history of successfully managing the Advisor and providing high quality services to the Fund.

        With respect to the continuing nature and quality of the services to be provided to the Fund under the Advisory Agreement, the Board considered the Advisor's description of Mr. Barry Portnoy's previous role, which was to, as part of the Fund's portfolio management team, provide strategic guidance to the team. The Board considered that Mr. Fernando Diaz, the Fund's President and Senior Portfolio Manager, has historically been, and will continue to be, in charge of substantially all of the Fund's day to day operations, research and trading functions. In this respect the Board noted that it did not expect a reduction in the quality of portfolio management services and discussed the roles that Mr. Adam Portnoy and the Fund's new portfolio manager and current Treasurer and Chief Financial Officer, Mr. Mark Kleifges, would have in providing strategic guidance to the portfolio management team going forward. The Board then expressed its agreement with the Advisor's view that Mr. Barry Portnoy's death would not significantly impact the Fund's day to day operations or portfolio management functions, which will continue to be the primary responsibility of Mr. Fernando Diaz.

Advisory Fees, Other Expenses and Investment Performance

        The Board reviewed a comparative analysis of the Fund's advisory expense and total expenses to those of the Morningstar Peer Group and the Advisor Peer Group. The Board considered that the Fund's total net expenses were above the median of the Morningstar Peer Group and discussed some of the reasons why this might be the case. The Board first noted that, on an absolute basis, the Fund's total net expense ratio ranked in the fourth quartile within both the Morningstar Peer Group and the Morningstar Classification Group, exceeding the Morningstar Peer Group median by 23 basis points and the Morningstar Classification Group median by 44 basis points. The Board further noted that the Fund's net expenses increased by six basis points since 2015 as assets rose. The Board then discussed how the increase in the Fund's total expense ratio resulted from an increase in the cost of the Fund's leverage as well as a onetime non-recurring expense as a result of a settlement with the IRS acknowledging an error that had understated the ordinary income component and overstated the return of capital component of certain prior year distributions that the Fund made on its common shares. The Board noted that the Fund's expense ratio, excluding that onetime non-recurring expense, was 2.51% annualized for the nine month period ended September 30, 2017 and that this onetime expense was reimbursed by the Advisor to the Fund in February 2017, but which reimbursement was recorded as other income by the Fund in accordance with generally accepted accounting principles, rather than as a reduction to the recognized expense amount. The Board further noted that the "Other" expenses component of the Fund's net expense ratio was higher than that of the Morningstar Peer Group and its evaluation that "Other" expenses generally consisted of fixed costs. The Board concluded that, as a result of the Fund's small amount of net assets relative to most members of the Morningstar Peer Group, it has a smaller asset base over which to spread these fixed costs, thus contributing to a generally higher expense ratio compared to the Morningstar Peer Group.

        The Board then evaluated the Fund's total net expense ratio against the Advisor Peer Group, noting that the members of the Advisor Peer Group generally had total net expense ratios lower than that of the Fund. The Board in particular considered and discussed that the Fund shared the highest net advisory fee rate of the Advisor Peer Group with another member of the Advisor Peer Group, but that, relative to the Morningstar Classification Group, the Fund's advisory fee was at the median. The Board considered the differences and similarities between the Morningstar Peer Group and the Advisor Peer Group, as well as the absolute level of the Fund's advisory fee rate and overall expenses. The Board, after considerable discussion and analysis, then expressed its view that the Fund's advisory fee rate was within the range of advisory fee rates charged by comparable funds, and concluded that the Fund's expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by the Advisor.

        In evaluating the performance of the Fund and the Advisor, the Board also considered and discussed that it reviews, on a regular basis, the Fund's performance results, portfolio composition and investment strategies. In connection with its evaluation of the Advisor's performance in managing the Fund's portfolio, the Board considered the Fund's performance results contained in the Morningstar Report (as of July 31, 2017 and September 30, 2017) and the Advisor Report (as of June 30, 2017 and September 30, 2017). The Board discussed several aspects of the Morningstar Report, including that (i) the Fund's net asset value ("NAV") returns relative to the Morningstar Peer Group ranked in the bottom quartile for the one and three year periods ended September 30, 2017; and (ii) the Fund's NAV returns relative to the Morningstar Peer Group ranked in the third quartile for the five, ten year, and since inception periods ended September 30, 2017. The Board noted that the Fund's underperformance across all time periods ended September 30, 2017 was the result of share dilution associated with the Fund's rights offering, which expired on September 19, 2017. The Board further noted that, while the Fund's NAV return ranked in the fourth quartile relative to the Morningstar Peer Group and the Morningstar Classification Group for the one year period as of July 31, 2017, the Fund's NAV return ranked in the first quartile relative to the Morningstar Peer Group for the three and five year periods ended July 31, 2017 and the second quartile relative to the Morningstar Classification Group for the three and five year periods ended July 31, 2017. The Board also considered the Advisor Report as of June 30, 2017 and noted that it contained favorable NAV performance results for the Fund relative to the Advisor Peer Group for the one year period and comparable (albeit slightly lower) performance results for the Fund relative to the Advisor Peer Group for the three and five year periods. The Board also considered the Advisor Report as of June 30, 2017 and noted that it contained favorable NAV performance results for the Fund relative to the MSCI REIT Total Return Index (the "Index"), an unmanaged index of U.S. real estate common stocks, for the one, three, and five year periods ended June 30, 2017. The Board noted that the Fund's performance as of June 30, 2017 relative to the Index was generally consistent with its performance relative to comparable funds and that the Index was a relevant benchmark because the Fund invests in the common stocks of real estate investment trusts covered by the Index. The Board noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses.

        The Board considered the Advisor Report as of September 30, 2017 and reviewed the Fund's NAV performance results relative to the Advisor Peer Group and the Index, for the one, three, five, and ten year periods ended September 30, 2017 and since inception. Additionally, the Board discussed how the Fund uses leverage in an attempt to enhance its investment returns and, as a result, out performance relative to the Index on the upside was often accompanied by under performance relative to the Index on the downside. The Board concluded that, while the Fund's performance has varied over time and the Fund underperformed for all periods ended September 30, 2017 as a result of share dilution associated with the Fund's rights offering, the Fund's performance has been strong in recent years and was reflective of the high quality of service the Advisor provides. The Board also took note of the success of the rights offering, the fact that the share dilution associated with the rights offering was within the expected range and the Advisor's role and contributions in connection with that offering, including the Advisor's payment of the offering costs.

        The Board had a general discussion of the Fund's market price discount to its NAV. The Board noted in particular that it received information on a quarterly basis regarding the Fund's discount to NAV and that it monitored both the Fund's discount and efforts undertaken by the Advisor to narrow the Fund's discount. In this respect, the Board discussed the pattern of the Fund's discount since its merger with Old RMR Real Estate Income Fund ("Old RIF") in January 2012 and noted various matters which may have affected the discount, including the Fund's regular quarterly dividend and that the Board historically had decided not to increase its dividend through returns of capital, which it appeared certain other funds were doing. The Board also reviewed and discussed various initiatives undertaken by the Advisor to seek to narrow the Fund's discount, noting the Board's role in determining any such actions taken or which may be taken, and among other matters discussed was use of the Fund's line of credit in an effort to take advantage of investment opportunities and to seek to generate additional investment income. The Board then indicated its satisfaction with the Advisor's performance and concluded that the Advisor had contributed positively to the performance of the Fund, was likely to contribute positively to the performance of the Fund in the future, and determined that approving the Advisory Agreement would be in the Fund's and its shareholders' best interests.

        The Board next considered trends in the foregoing metrics since the November 13, 2017 meeting and noted that while the post-rights offering trends had continued, the Advisor had been deploying capital in an effort to gradually address the NAV dilution resulting from the Fund's 2017 rights offering and to maintain the current level of the Fund's dividend even in view of such dilution.

Profitability and Financial Condition of the Advisor

        The Board discussed the experience of the Advisor in general and considered the Advisor's financial statements as of September 30, 2017 and for the fiscal year then ended, and the Advisor's financial condition. The Board also discussed with members of the Advisor's management their income projections for the Advisor's 2018 fiscal year. In particular, the Board considered a presentation by the Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically operated at a loss due to the significant start up costs associated with the Fund and its predecessors, but that for the year ended September 30, 2016 it had realized a profit and expected to realize another profit from its current business operations during its current fiscal year, which would end on September 30, 2018. The Advisor's management noted that, while the Advisor had a net loss for its fiscal year ended September 30, 2017, such loss was due to the fact that it paid all costs associated with the Fund's rights offering. The Advisor's management expressed its belief that the Advisor would continue to be profitable. The Advisor's management also discussed with the Board various growth initiatives it had been undertaking during the past year, including the Fund's rights offering and new product ideas, all of which were aimed at increasing the Advisor's and its affiliates' assets under management.

        The Board also noted that since the November 13, 2017 meeting it had reviewed updated data regarding the Advisor's income for certain interim periods since September 30, 2017 and the projected income for the Advisor's 2018 fiscal year and considered that these updated income projections remained consistent with those provided at the November 13, 2017 meeting.

        The Board also considered and discussed the Advisor's commitment to the Fund and its registered investment company platform, noting in particular the expressed commitment of Mr. Adam Portnoy (a control person and owner of the Advisor, who is also a Managing Trustee of the Fund) to the Fund. Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the Advisory Agreement.

Economies of Scale

        The Board also considered the potential economies of scale that could be realized by the Fund. The Board noted that the Fund's asset base recently increased further as a result of its rights offering in September 2017, which was expected to result in economies of scale and efficiencies for the Fund. The Board also noted that certain economies of scale and operational efficiencies may have been achieved in connection with the Fund's merger with Old RIF in January 2012. In particular, the Board recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread over the Fund's larger asset base than before the 2012 merger and the rights offering, as applicable. The Board concluded that, to the extent any economies of scale were able to be achieved as a result of operational efficiencies, they were appropriately reflected in the Fund's expense structure.

Other Benefits to the Advisor

        The Board also considered the indirect benefits to be derived by the Advisor from its relationship with the Fund. In particular, the Board considered that the Advisor may realize the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Fund may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by the Fund may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to the Fund of the availability of such research to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it has placed portfolio transactions on behalf of the Fund to date typically have not conditioned the availability of research on commission related factors.

        The Board considered that the Fund had entered into a separate Administration Agreement with the Advisor. The Board noted that, pursuant to the Administration Agreement, the Advisor had engaged a third party subadministrator to perform substantially all fund accounting and other administrative services for the Fund. The Board considered that the only compensation the Advisor has been paid under the Administration Agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein. The Board discussed that, to date, amounts paid or payable to the Advisor under the Administration Agreement have been limited to reimbursements for the fees charged to the Advisor for the Fund by the third party subadministrator and reimbursement payments to the Advisor by the Fund for compliance and internal audit services for the Fund, which were authorized by the Compensation Committee and the Board, and separately the Independent Trustees. The Board noted its previous conclusion that the Administration Agreement was in the best interests of the Fund and its shareholders, that the services performed pursuant to the Administration Agreement are required for the operation of the Fund, that the Advisor provides services of a nature and quality which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the Administration Agreement are fair and reasonable in light of the usual and customary charges made by unaffiliated service providers for services of the same nature and quality.

Conclusion

        In considering the approval of the Advisory Agreement, the Board noted that it did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the Advisory Agreement for an initial two year term is in the best interests of the Fund and its shareholders.

Additional Information Concerning the Advisor

        The Advisor serves as the investment adviser, manager and administrator for the Fund. The Advisor was founded in 2002 and is a wholly owned subsidiary of RMR LLC. RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies, is a majority owned subsidiary of The RMR Group Inc., a public holding company that conducts substantially all of its business through RMR LLC. The Advisor, RMR LLC and The RMR Group Inc. are located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Mr. Adam Portnoy, a Trustee and portfolio manager of the Fund, owns a majority of the voting securities of ABP Trust, which is the controlling shareholder of The RMR Group Inc. The RMR Group Inc. is the managing member of RMR LLC and as of March 31, 2018, ABP Trust held shares representing approximately 91.4% of the combined voting power of The RMR Group Inc. As of March 31, 2018 the Advisor had $310.6 million of assets under management and the entities managed by RMR LLC had $30.0 billion of real estate assets under management. State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, is the Fund's subadministrator.

        Mr. Fernando Diaz will continue to serve as the Fund's senior portfolio manager responsible for substantially all of the Fund's day to day operations, research and trading functions. Mr. Diaz is also the President of the Fund and Vice President of the Advisor. Mr. Adam Portnoy will continue to serve as a portfolio manager and to provide strategic guidance to the team. Mr. Mark Kleifges, the Fund's Treasurer and Chief Financial Officer and the Advisor's President and Chief Executive Officer, will continue in those positions and has been appointed as a portfolio manager. Overall, the Advisor does not expect Mr. Barry Portnoy's death to impact the Fund's day to day operations or portfolio management functions.

Comparison of the Advisory Agreements

        At the Meeting, shareholders will be asked to vote on the approval of the Advisory Agreement pursuant to which the Advisor will serve as the Fund's investment adviser. The principal terms of the Advisory Agreement are summarized below and a copy of the Advisory Agreement is attached to this Proxy Statement as Appendix A. The description of the Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

        On December 13, 2011, in connection with the approval of the Fund's merger with Old RIF, the Fund's shareholders approved the Prior Agreement with the Advisor that was in effect for two years from the closing date of the Fund's merger with Old RIF, January 20, 2012, and which continued from year to year thereafter as long as such continuation was approved in the manner prescribed by the 1940 Act. In connection with the Fund's redomestication to a Maryland statutory trust from a Delaware statutory trust, the Board and the Independent Trustees reapproved the Prior Agreement for the remainder of its then current term at a meeting that took place on April 13, 2017. The Prior Agreement was most recently considered and approved by the Board and the Independent Trustees for an additional one year term, commencing on January 20, 2018, at the meeting of the Board that took place on November 13, 2017. Discussion regarding the basis for the Board continuing the Prior Agreement for an additional one year term is available in the Fund's 2017 Annual Report, which was filed with the SEC on Form N-CSR on February 22, 2018.

        The terms and conditions of the Advisory Agreement are substantially identical to those of the Prior Agreement, except for the time periods covered by each agreement. The advisory fees provided for in the Prior Agreement will remain the same and do not change in the Advisory Agreement.

        The Prior Agreement and the Advisory Agreement (collectively, the "Advisory Agreements") provide that the Advisor will provide the Fund with an investment program, make day to day investment decisions for the Fund and manage the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. The Advisor also provides persons satisfactory to the Board to serve as the Fund's officers. The Fund's officers, as well as its other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including RMR LLC and RMR Inc.

        In addition to the fee paid to the Advisor, the Advisory Agreements provide for the Fund to pay all other costs and expenses of its operations, including, but not limited to, compensation of the Fund's Independent Trustees, custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, allocated compliance and internal audit costs, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's dividend reinvestment plan and taxes, if any.

        Subject to the supervision of the Board, the Advisory Agreements authorize the Advisor to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides. The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        The Advisory Agreements provide that the Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which the Advisory Agreements relate, except those involving the Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under the Advisory Agreements.

        Effective Date of Advisory Agreement.    If approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, the Advisory Agreement will become effective upon shareholder approval, and will remain in effect for two years unless terminated sooner. Thereafter, if not terminated, the Advisory Agreement will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees at an in person meeting called for the purpose of voting on such approval, and either: (i) the vote of a 1940 Act Majority as of the record date for such vote; or (ii) the vote of a majority of the full Board. In comparison, the initial two year term of the Prior Agreement had already expired and the Prior Agreement was subject to continuing annual renewal, which, as indicated, will be the case for the Advisory Agreement after its initial two year term.

        Termination.    The Advisory Agreements provide that each may be terminated by the Fund at any time without penalty upon giving the Advisor sixty days' notice and payment of any unpaid compensation to the Advisor earned prior to such termination, provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of a 1940 Act Majority as of the record date for such vote. The Advisory Agreements provide that they will terminate automatically in the event of an "assignment" (as defined in the 1940 Act).

        Fees.    For the services provided and the expenses assumed pursuant to the Advisory Agreements, the Advisor is entitled to a fee, paid by the Fund, in an amount equal to 0.85% per annum of the average daily managed assets of the Fund. As of March 31, 2018, the managed assets of the Fund were approximately $310,550,995. The Fund's managed assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. For 2017, advisory fees were $2,436,151 for the Fund. Neither the Advisor nor any of its affiliated companies receive compensation from the Fund other than pursuant to the advisory fees described herein and the Fund's administration agreement, which was also most recently considered and re-approved by the Fund's Board at a meeting on November 13, 2017, except the Fund reimbursed the Advisor allocated internal audit and compliance costs as described below under "Payment to Affiliates". The Fund is the Advisor's only client.

        There will be no change in the contractual advisory fees payable by the Fund to the Advisor as a result of the approval of the Advisory Agreement.

Interim Advisory Agreement

        To facilitate an uninterrupted investment program, the Board, including each of the Independent Trustees, has also approved the Interim Agreement. The Interim Agreement will continue in effect for a period of 150 days from its effective date of February 25, 2018 or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive positions of the SEC or the Staff of the SEC, and provides that it will terminate prior to the expiration of the 150 day period upon the effective date of the Advisory Agreement. This 150 day period expires on July 25, 2018. Additionally, the Interim Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving the Advisor sixty days' notice and payment of any unpaid compensation to the Advisor earned prior to such termination, provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of a 1940 Act Majority as of the record date for such vote. The Interim Agreement will terminate automatically in the event of an "assignment" (as defined in the 1940 Act).

Payments to Affiliates

        The Advisor also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. The Advisor has entered into a subadministration agreement with State Street Bank and Trust Company ("State Street"), to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, Advisor is entitled to reimbursement of the cost of providing administrative services. The Fund paid the Advisor $88,001 for subadministrative fees charged by State Street for the year ended December 31, 2017.

        The Independent Trustees are each paid by the Fund an annual fee plus attendance fees for Board and committee meetings. The Fund incurred trustee fees and expenses of $46,850 during the year ended December 31, 2017.

        The Board, and separately the Independent Trustees, has authorized the Fund to make payments to the Advisor for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $137,521, which includes the Fund's allocated portion of the compensation of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the year ended December 31, 2017.

        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADVISORY AGREEMENT.

 VOTING INFORMATION

        Required Vote.    To become effective, Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund as of the Record Date are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund as of the Record Date. Common shares and preferred shares will vote together as a single class. For more information, see "Voting Information—Quorum, Abstentions and Adjournments."

        Record Date.    Only shareholders of record at the close of business on the Record Date (May 23, 2018) will be entitled to vote at the Meeting. On that date, the number of outstanding common shares of the Fund was 10,202,009 and the number of outstanding preferred shares of the Fund was 667. All shares of the Fund will vote as a single class and each share will have one vote.

        You may send in your proxy by one of the following methods:

          1.     If you received your proxy card(s) by mail, complete, sign and return the enclosed proxy card promptly in the postage paid envelope.

          2.     Call the toll free number listed on the front of the enclosed proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 11, 2018 (the "Notice of Internet Availability of Proxy Materials"). Have your control number (located on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card.

          3.     Log on to the website listed on the front of the enclosed proxy card or Notice of Internet Availability of Proxy Materials. Have your control number (located on the enclosed proxy card or Notice of Internet Availability of Proxy Materials) available for reference. The system will prompt you with instructions on how to vote. Do not mail the paper proxy card.

        Shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means.

        Quorum, Abstentions and Adjournments.    A quorum is constituted with respect to the Fund by the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast. Abstentions will be counted as present for quorum purposes. The Fund does not anticipate or expect any "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), since the Fund's understanding is that brokers will not have discretionary authority to vote on any proposals being presented at the Meeting. Broker non-votes, if any, will not be counted as shares present for quorum purposes. Abstentions and broker non-votes, if any, will have the same effect as a vote "AGAINST" Proposal 1.

        The Fund's bylaws expressly authorize the chairperson of the Meeting, subject to the review of the Independent Trustees, to adjourn the Meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the Meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the Meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the Meeting determines that adjournment is otherwise in the best interests of the Fund. If the Meeting is adjourned, the time and place of the adjourned meeting will be announced at the Meeting.

        Revocation of Proxy.    Any proxies may be revoked at any time before they are exercised at the Meeting by timely filing with the Fund a written notice of revocation, by timely delivering to the Fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending the Meeting and voting in person. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on July 10, 2018. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. Being present in person at the Meeting alone does not revoke a previously executed and returned proxy.

SOLICITATION OF PROXIES

        It is expected that the solicitation of proxies will be primarily by mail and telephone. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Advisor. The Advisor and its personnel, and personnel of the Advisor's affiliates, as well as the Fund's Trustees and officers, may assist in the solicitation of proxies by telephone, telegraph, facsimile, e-mail or personal interview and will receive no additional compensation in connection therewith. The Fund has retained Morrow Sodali to solicit proxies from shareholders, and the Advisor has agreed to bear the costs and expenses of retaining Morrow Sodali. In connection with its services for soliciting proxies, Morrow Sodali is being paid a fee of $15,000 plus certain additional fees for speaking with individual shareholders and is being reimbursed by the Fund for certain out of pocket expenses related to its services. Additionally, the Fund has agreed to indemnify Morrow Sodali from certain liabilities arising out of the Fund's arrangements with Morrow Sodali. As indicated, the Advisor has agreed to bear all of these costs and expenses.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder of the Fund or other interested party of the Fund who desires to communicate with the Fund's Trustees, individually or as a group, should write to the party for whom the communication is intended, in care of the Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or e-mail secretary@rmrfunds.com. The communications will then be delivered to the appropriate persons.

SHAREHOLDER NOMINATIONS AND PROPOSALS

        Pursuant to the Fund's Bylaws, since the Meeting is a special meeting of the Fund's shareholders, only the business brought before the Meeting pursuant to the Fund's notice of meeting attached to this Proxy Statement shall be conducted at the Meeting. Additionally, the Fund's Bylaws do not allow shareholders to nominate individuals for election to the Board at a special meeting of shareholders, such as the Meeting, where the Fund does not propose the election of Trustees.

        The Fund's Declaration of Trust and Bylaws require compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the Board or to propose other business for the Fund at the Fund's 2019 annual meeting. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shareholder must comply, in all respects, with the advance notice and other provisions set forth in the Fund's Bylaws, which currently include, among other things, requirements as to the shareholder's timely delivery of advance notice, ownership of at least a specified minimum amount of the Fund's common or preferred shares, as applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under the Fund's Bylaws wishes to nominate a person or persons for election to the Board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at Two Newton Place, 255 Washington Street,

Suite 300, Newton, Massachusetts 02458. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other business that the shareholder proposes to bring before the meeting, the Fund's Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        To be timely, the notice must be delivered to the Fund's Secretary at the principle executive offices of the Fund not later than 5:00 p.m. (Eastern time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date for the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern time) on the 10th day following the earlier of the day on which (i) notice of the date of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by the Fund. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. Except as otherwise set forth in the Fund's Bylaws, no shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above and in the Fund's Bylaws, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

        The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund outside of Rule 14a-8 under the Exchange Act is only a summary and is not complete. Copies of the Fund's Declaration of Trust and Bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Fund will also furnish, without charge, a copy of its Declaration of Trust and Bylaws to a shareholder upon request, which may be requested by writing to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with these provisions of the Fund's Bylaws.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Fund's 2019 annual meeting of shareholders must be received at the Fund's principal executive offices on or before November 13, 2018 in order to be considered for inclusion in the Fund's proxy statement for its 2019 annual meeting of shareholders, provided that if the Fund holds its 2019 annual meeting on a date that is more than 30 days before or after April 25, 2019, shareholders must submit proposals for inclusion in the Fund's 2019 proxy statement within a reasonable time before the Fund begins to print and send proxy materials. Under Rule 14a-8, the Fund is not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met. The Fund's Bylaws require that shareholder nominations and proposals for the Fund's 2019 annual meeting made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's Bylaws, not later than 5:00 p.m. (Eastern time) on November 13, 2018 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than October 14, 2018; provided that if the Fund's 2019 annual meeting is called for a date that is more than 30 days earlier or later than April 25, 2019, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the 10th day following the earlier of the day on which (1) notice of the date of the Fund's 2019 annual meeting is mailed or otherwise made available or (2) public announcement of the date of the Fund's 2019 annual meeting is first made by the Fund.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of April 30, 2018. To the Fund's knowledge, no person beneficially owned more than 5% of the Fund's outstanding common or preferred shares, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned 1% or more of the outstanding common shares of the Fund, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned any of its preferred shares. Collectively, to the Fund's knowledge, the officers and Trustees of the Fund beneficially own, as a group, in the aggregate, 249,334 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of the Fund, representing approximately 2.44% of the Fund's outstanding common shares. Unless otherwise indicated below, to the Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class	See Note
Common Shares	Diane Portnoy (Executrix of the Estate of Barry M. Portnoy)	882,407	8.65%	(1)(2)(3)
Common Shares	Raymond James & Associates, Inc.	726,555	7.12%	(3)
Common Shares	Adam D. Portnoy	223,863	2.19%	(1)(4)
Common Shares	Mark L. Kleifges	11,135	*	(1)
Common Shares	John L. Harrington	9,230	*	(1)
Common Shares	Fernando Diaz	1,745	*	(1)
Common Shares	Jeffrey P. Somers	1,441	*	(1)
Common Shares	Joseph L. Morea	753	*	(1)
Preferred Shares	Royal Bank of Canada	432	64.77%	(5)

*
Less than 1%.

(1)
The address of Mrs. Diane Portnoy is 442 Main Street, Malden, MA 02148. The address of each of Messrs. Adam Portnoy, Kleifges, Harrington, Diaz, Somers and Morea is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Adam Portnoy, Harrington, Somers, Morea and Kleifges are Trustees of the Fund. Mr. Diaz is the President and Senior Portfolio Manager of the Fund. Mr. Kleifges is also the Treasurer and Chief Financial Officer of the Fund.

(2)
Share amounts listed as beneficially owned by Mrs. Portnoy do not include fractional share amounts.

(3)
Information based on Schedule 13G filings through May 15, 2018.

(4)
Includes 162,460 common shares owned directly by Mr. Adam Portnoy and an additional 61,403 common shares directly owned by ABP Trust. ABP Trust is the direct record and beneficial owner of 61,403 common shares. Mr. Adam Portnoy, in his capacity as trustee of ABP Trust, may also be deemed to beneficially own (and have shared voting and dispositive power over) the common shares beneficially owned by ABP Trust. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(5)
Information based on Schedule 13G/A filings through May 9, 2018. According to Schedule 13G/A filings, the Royal Bank of Canada and RBC Capital Markets, LLC share dispositive and voting power over 9 shares of the Fund's Series M Preferred Shares (14.1% of Series M), 366 shares of the Fund's Series T Preferred Shares (83.6% of Series T), 3 shares of the Fund's Series W Preferred Shares (6.4% of Series W), 31 shares of the Fund's Series Th Preferred Shares (34.1% of Series Th) and 23 shares of the Fund's Series F Preferred Shares (85.2% of Series F) as of

  March 31, 2018. The address of the Royal Bank of Canada is 200 Bay Street, Toronto, Ontario M5J 2J5, Canada.

        The Declaration of Trust and Bylaws of the Fund generally provide that no person or group of persons, other than an excepted person or group (as approved by the Fund's Board or as stated in the Fund's Declaration of Trust or Bylaws), may beneficially own in excess of 9.8% of (i) any class or series of shares of the Fund, or (ii) the aggregate of all the outstanding classes and series of shares of the Fund. The Fund's Board intends to strictly enforce these provisions of the Fund's Declaration of Trust and Bylaws by utilizing, when necessary, the remedies available in the Fund's Declaration of Trust and Bylaws for violations of these provisions of the Fund's Declaration of Trust and Bylaws, although in certain instances it may grant exceptions to this ownership limitation in accordance with the provisions of the Fund's Declaration of Trust and Bylaws when it determines that doing so would be in the best interests of the Fund and its shareholders. The Fund has granted Royal Bank of Canada and its affiliates limited exceptions to the ownership limitation with respect to their beneficial ownership of common or preferred shares (as applicable) of the Fund. For more information about these ownership limitations, please refer to the full text of the Fund's Declaration of Trust and Bylaws, which are available by accessing the Fund's filings with the SEC on the SEC's website (www.sec.gov) or by contacting our Investor Relations Group at (866) 790-8165.

DIRECTORS AND OFFICERS OF THE ADVISOR

        Information as of the date of this proxy statement relating to the directors and officers of the Advisor is set forth below. Officers of the Advisor are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of the Advisor.

Name (Year of Birth)	Position	Date position was acquired
Adam D. Portnoy (1970)	Director	May 2007
Mark L. Kleifges (1960)	President and Chief Executive Officer	October 2017
Jennifer B. Clark (1961)	Director, Secretary, General Counsel and Executive Vice President	October 2017 (General Counsel), September 2015 (Director), July 2002 (Secretary or Clerk and Vice President)
Matthew Jordan (1975)	Executive Vice President, Chief Financial Officer and Treasurer	October 2017
Fernando Diaz (1968)	Vice President	May 2007
Vern D. Larkin (1970)	Chief Compliance Officer and Director of Internal Audit	October 2017 (Director of Internal Audit), March 2012 (Chief Compliance Officer)

        Mr. Adam D. Portnoy is a Trustee of the Fund, Mr. Kleifges is both a Trustee and an officer of the Fund and Messrs. Diaz and Larkin and Ms. Clark are officers of the Fund. The address of each of Mr. Adam D. Portnoy, Mr. Kleifges, Ms. Clark and Mr. Jordan is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

HOUSEHOLDING OF MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement or the Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

OTHER MATTERS

        At this time, the Fund's Board knows of no other matter which will be brought before the Meeting. However, if other matters properly come before the Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the Board,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
May 24, 2018

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; alternatively, please request, complete and return a proxy card today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card or voting instruction form to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

 Appendix A

INVESTMENT ADVISORY AGREEMENT

        INVESTMENT ADVISORY AGREEMENT dated July             , 2018, between RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, and RMR Advisors LLC (the "Advisor"), a Maryland limited liability company (this "Agreement").

RECITALS

        WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company;

        WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended, as an investment advisor and engages in the business of acting as an investment advisor;

        WHEREAS, the Fund desires to employ the Advisor for, and the Advisor desires to provide, investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

        NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Investment Description, Appointment.    The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in its Agreement and Declaration of Trust, as amended from time to time ("Charter"), its prospectus ("Prospectus") and statement of additional information ("Statement") filed with the Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement on Forms N-2 and N-14, as amended from time to time ("Registration Statement"), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Fund (the "Board"). Copies of the Prospectus, the Statement and the Charter have been or will be submitted to the Advisor. The Fund agrees to provide copies of all amendments to the Registration Statement and the Charter to the Advisor on an on-going basis. The Fund hereby appoints the Advisor to act as the investment advisor to the Fund. The Advisor accepts the appointment and agrees to furnish the services for the compensation set forth below.

        2. Services as Investment Advisor.    Subject to the supervision, direction and approval of the Board, the Advisor will (a) manage the Fund's holdings in accordance with the Fund's investment objectives and policies as stated in the Charter and the Registration Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) provide research services to the Fund. In providing those services, the Advisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In compliance with applicable law, the Advisor is hereby authorized to retain third parties and to delegate some or all of its duties and obligations under this paragraph 2 to such persons provided that such persons shall remain under the general supervision of the Advisor.

        3. Standard of Care.    The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services. The Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except those involving the Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement.

        4. Services to Other Companies and Accounts.    The Fund understands that the Advisor and its affiliates now act, will continue to act and may in the future act as investment advisor or fiduciary to other managed accounts and as investment advisor or property manager to other investment companies or trusts. Nothing in this Agreement shall prevent the Advisor or any director, officer, employee or other affiliate of the Advisor from acting as investment advisor, property manager, fiduciary or administrator for any other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Advisor or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement and further provided that that whenever the Fund and one or more other clients advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each client. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

        5. Portfolio Transactions and Brokerage.    Subject to the supervision of the Board, the Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on behalf of the Fund as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to the Fund's investment performance on a continuing basis. The Fund understands that the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. Subject to such policies and procedures as the Board may determine, the Advisor may cause the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities under this Agreement. The Fund understands that research and investment information provided at no cost to the Advisor by brokers that are paid by the Fund will be available to benefit other accounts advised by the Advisor and its affiliates. In the allocation of the Fund's brokerage business the Advisor is authorized to consider, subject to any policies and procedures as the Board may determine and applicable law, such factors as necessary to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        6. Compensation of the Advisor.    In consideration of the advisory services pursuant to this Agreement, the Fund agrees to pay to the Advisor, on the first business day of each month a fee ("Advisory Fee") for the previous month, and the Advisor agrees to accept as full compensation for all services rendered by the Advisor, computed at the annual rate of 0.85% of the sum of the Fund's net asset value attributable to the Fund's outstanding common shares, plus the liquidation preference of the Fund's outstanding preferred shares plus the principal amount of any borrowings evidenced by notes, commercial paper or other similar instruments issued by the Fund ("Average Daily Managed Assets"). The value of the Fund's Average Daily Managed Assets shall be computed at the times and in the manner specified by the Registration Statement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

        7. Duration and Termination.    This Agreement shall become effective on the date first set forth above and continue for two (2) years. Thereafter, this Agreement will continue from year to year, or for such longer terms as may be approved by the Board (including a majority of the Trustees who are not "interested persons" of the Fund, as defined by the 1940 Act) and as may be permitted by the 1940 Act, but only so long as such continuation is specifically approved at least as often as required by the 1940 Act, as it may be amended from time to time.

        So long as the 1940 Act requires these provisions respectively: (i) this Agreement may be terminated by the Fund at any time without penalty upon giving the Advisor sixty days' notice and payment of any unpaid compensation to the Advisor described in Section 6, above, earned prior to such termination, provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund outstanding as of the record date for such vote and entitled to vote; (ii) this Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the 1940 Act).

        8. Amendment.    No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

        9. Expenses.    The Advisor will bear all the expenses in connection with the performance of its advisory services under this Agreement. The Fund will bear all other expenses incurred in the operations of the Fund including, but not limited to the fees payable under this Agreement, brokerage commissions, taxes, interest, distributions, legal, auditing, SEC, blue sky qualification or other governmental fees, rating agency fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, accounting costs, administration services costs (including those fees charged by any party under any administration or subadministration agreements approved by the Board) expenses of issue, sale, redemption and repurchase of shares, dividend disbursing expenses, expenses of registering and qualifying shares for sale, the Fund's and its Board members' proportionate share of insurance premiums, fees of the Board members of the Fund who are not "affiliated persons" (as defined in the 1940 Act) of the Advisor or any affiliate of the Advisor, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports, notices and proxy statements to shareholders, the fees and other expenses incurred related to the Fund's membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information for regulatory purposes and for distribution to the Fund's shareholders and any extraordinary expenses.

        10. Governing Law.    This Agreement shall be construed in accordance with the laws of the State of Maryland (without giving effect to the principles of conflicts of law) for contracts to be performed entirely therein without reference to choice of law principles and in accordance with the applicable provisions of the 1940 Act.

        11. Notices.    Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of notices and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

        12. License Agreement.    The Fund shall have the non-exclusive right to use the name "RMR Real Estate Income Fund" to designate any current or future series of shares and may use the term "RMR", including marks and symbols containing such term or variations thereof as considered appropriate, only so long as RMR Advisors LLC serves as investment manager or advisor to the Fund.

        IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

RMR Real Estate Income Fund
By:	Fernando Diaz, President
RMR ADVISORS LLC
By:	Mark L. Kleifges, President and Chief Executive Officer

[Signature Page to Investment Advisory Agreement]

 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, July 11, 2018. RMR REAL ESTATE INCOME FUND You are receiving this communication because you hold shares in the fund named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type:Special Meeting For holders as of:May 23, 2018 Date: July 11, 2018Time: 9:30 A.M. Location: Two Newton Place 255 Washington St., Suite 100 Newton, MA 02458

 — Before You Vote — How to Access the Proxy Materials — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote by Telephone: To vote by telephone, read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903. Follow the instructions. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 27, 2018 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

 RMR REAL ESTATE INCOME FUND The Board of Trustees recommends you vote FOR the following proposal: 1. To approve a new investment advisory agreement between the Fund and RMR Advisors LLC; and 2. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Special Meeting or at any adjournments, postponements or delays thereof. Voting Items

 To vote by Internet 1) 2) 3) Read the Proxy Statement and have the proxy card below at hand. Go to website www.proxyvote.com Follow the instructions provided on the website. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Telephone 1) 2) 3) Read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903 Follow the instructions. To vote by Mail 1) 2) 3) 4) Read the Proxy Statement. Check the appropriate boxes on the proxy card below. Sign and date the proxy card. Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E19058-P87783 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain RMR Real Estate Income Fund The Board of Trustees recommends you vote FOR the following proposal: 1.To approve a new investment advisory agreement between the Fund and RMR Advisors LLC; and 2.In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Special Meeting or at any adjournments, postponements or delays thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF MARYLAND. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS SPECIAL MEETING. Please be sure to sign and date this Proxy. NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title. Signature [PLEASE SIGN WITHINDateSignature [Joint Owners]Date BOX]

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E19059P87783 Proxy RMR Real Estate Income Fund For the Special Meeting of Shareholders To be Held on Wednesday, July 11, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND The undersigned shareholder of RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, hereby appoints Adam D. Portnoy, Jennifer B. Clark and Mark L. Kleifges, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, July 11, 2018, at 9:30 a.m. (Eastern time) (the "Special Meeting"), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Special Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. SEE REVERSE FOR VOTING INSTRUCTIONS.

QuickLinks

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS
QUESTIONS AND ANSWERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 11, 2018. THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: WWW.PROXYVOTE.COM
PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
VOTING INFORMATION
SOLICITATION OF PROXIES
COMMUNICATIONS WITH TRUSTEES
SHAREHOLDER NOMINATIONS AND PROPOSALS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
DIRECTORS AND OFFICERS OF THE ADVISOR
HOUSEHOLDING OF MEETING MATERIALS
OTHER MATTERS
IMPORTANT
Appendix A
INVESTMENT ADVISORY AGREEMENT
RECITALS